SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                        FORM 8-K

                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

Date of report (date of earliest event reported):               February 16, 1996




                              Pennsylvania Enterprises, Inc.
                  (Exact name of registrant as specified in its charter


        Pennsylvania                    0-7812                      23-1920170
(State or other jurisdiction)  (Commission File Number)  (IRS Employer Identification No.)


    Wilkes-Barre Center, 39 Public Square, Wilkes-Barre, Pennsylvania      18711-0601
(Address of principal executive offices)                                   (Zip Code)


Registrant's telephone number, including area code: (717)829-8843


                                     Not Applicable
              (Former name or former address, if changed since last report)















                                   Page 1 of 15 Pages

                             The Exhibit Index is on Page 15
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Item 2.  Acquisition or Disposition of Assets.
         On February 16, 1996,  PG  Energy  Inc.  (formerly  known as Pennsylvania Gas and
Water Company), a  Pennsylvania  corporation  ("PGE"),  and  a  wholly-owned subsidiary of
Pennsylvania Enterprises, Inc., a  Pennsylvania  corporation ("PEI"), consummated the sale of its regulated water operations  and  certain  related  assets (the "Water Business") to
Pennsylvania-American Water Company, a  Pennsylvania  corporation ("PAWC"), a wholly-owned subsidiary of American Water Works Company,  Inc.,  a Delaware corporation ("AWWC"), for a purchase price of  $409,000,000  (including  the  assumption  of indebtedness), subject to certain adjustments (the "Sale of the Water Business"), as set forth in the Asset Purchase
Agreement dated as of April 26, 1995,  among  PGE, PEI, PAWC and AWWC (the "Asset Purchase
Agreement").














































                                   Page 2 of 15 Pages
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

Item 7.  Financial Statements and Exhibits.

         (b)  Pro Forma Financial Information

         The following PEI unaudited pro forma consolidated financial statements have been prepared based on PEI's  consolidated  statement  of  income  for  the twelve months ended
December 31, 1994, and  PEI's  unaudited  consolidated  balance  sheet as of September 30,
1995, and unaudited consolidated statement of income  for the nine months then ended, each as adjusted to reflect the  Sale  of  the  Water  Business  and, based on the Initial Cash
Payment (as such term is  defined  in  the  Asset  Purchase Agreement) as of September 30,
1995, of $256.3 million, PEI's use of the  proceeds from the Sale of the Water Business of
$201.2 million (after the  payment  of  an  estimated  $55.1  million of federal and state income taxes on the sale).  PEI  and  PGE  intend  to use such proceeds together with $1.1 million of net tax benefits resulting from an estimated $9.3 million of transaction costs, and a $6.5 million premium over book value on the Sale of the Water Business, to (i) repay the $50.0 million bridge loan  (the  "Bridge  Loan"),  the  proceeds of which were used to redeem the $50.0 million principal amount  of  PGE's  9.57% Series First Mortgage Bonds on
October 13, 1995, (ii)  repurchase  approximately  225,000  shares  of PGE's 9% Cumulative
Preferred Stock at an aggregate repurchase  price  of $24.3 million (equivalent to $108.00 per share), which includes an aggregate  repurchase premium of $1.8 million (equivalent to
$8.00 per share), (iii) repurchase 80,000 shares of PGE's 4.10% Cumulative Preferred Stock at an aggregate repurchase price of  $4.0  million  (equivalent to $50.00 per share), (iv)
defease the $30.0 million principal  amount  of  PEI's  10.125% Senior Notes (the "10.125%
Senior Notes") at a total cost  of  $31.5  million, (v) repurchase 2,000,000 shares of PEI
Common Stock at an aggregate repurchase  price  of $76.0 million (equivalent to $38.00 per share), (vi) pay an estimated  $2.8  million  of  costs in connection with the repurchases referred to in items (ii), (iii) and (v)  above and (vii) pay an estimated $7.7 million of transaction costs relative to the Sale of the Water Business.  The repayment of the Bridge
Loan referred to in  item  (i)  above  was  made  on  February  16, 1996.  The repurchases referred to in items (ii), (iii) and  (v)  are currently expected to be made during April,
1996.  Since these repurchases involve voluntary  sales  to  PEI and PGE by the holders of the respective securities, the  number  and  price  of  the  securities purchased may vary depending on market conditions at  the  time  of  the  repurchases.  The defeasance of the
10.125% Senior Notes referred to in item (iv)  is currently planned for June 17, 1996, the
earliest date on which those securities may  be  defeased.   The proceeds from the Sale of
the Water Business which will be used for the repurchases referred to in items (ii), (iii)
and (v) and the defeasance referred to in  item (iv) have been temporarily invested by PEI and PGE pending their use for such purposes.

         The unaudited  pro  forma  consolidated  financial  statements  also  reflect the redemption, primarily utilizing bank borrowings, of  PGE's 8% Series First Mortgage Bonds, of which (a) $3,325,000  principal  amount  of  the  8%  Series  First Mortgage Bonds were redeemed on July 10, 1995,  in  connection  with  the  Sale  of  the Water Business, at an aggregate redemption price of $3,336,305,  which  included an aggregate redemption premium of $11,305, and (b) $210,000 principal amount  of  the 8% Series First Mortgage Bonds were redeemed on each of June  1,  1994,  and  June  1,  1995,  pursuant to annual sinking fund requirements of such bonds, as if such  transactions  had occurred at the beginning of the period of the respective financial statements.

         Additionally, the unaudited pro  forma  consolidated  statement of income for the twelve months ended December 31, 1994,  reflects  (i)  the redemption of 150,000 shares of
PGE's 8.90% Cumulative Preferred  Stock  at  an  aggregate redemption price of $15,445,500
(equivalent to $102.97  per  share),  which  includes  an  aggregate redemption premium of
$445,500 (equivalent to $2.97 per share), as  if  it  had occurred at the beginning of the period (such shares, the proceeds from the  issuance of which were used to provide capital for the Water Business, were redeemed on  December 16, 1994, utilizing bank borrowings and would have been redeemed in connection with the Sale of the Water Business had such shares


                                   Page 3 of 15 Pages
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
not been redeemed on December  16,  1994),  and  (ii)  the redemption of 150,000 shares of
PGE's 9.50% Cumulative Preferred  Stock  at  an  aggregate redemption price of $15,534,375
(equivalent to $103.5625 per  share),  which  includes  an aggregate redemption premium of
$534,375 (equivalent to $3.5625 per share), as if  it had occurred at the beginning of the period (such shares were redeemed on May  31,  1994, utilizing proceeds from a $20 million term loan to PEI).

         The following PEI unaudited pro  forma  consolidated statements of income reflect the results of PEI's continuing  operations  as  if  the transactions described herein had
occurred at the  beginning  of  the  respective  periods.    The  PEI  unaudited pro forma
consolidated balance sheet as of  September  30,  1995, reflects the financial position of
PEI as if the transactions described herein  had  occurred  on such date.  Each of the PEI unaudited pro forma  consolidated  statements  of  income  and  consolidated balance sheet include estimates  of  transaction  costs  which  may  differ  from  the  costs ultimately incurred.

         These PEI unaudited pro forma consolidated financial statements should be read in conjunction with PEI's consolidated financial statements and the notes thereto included in
PEI's latest annual report on Form 10-K.

         The PEI unaudited pro  forma  financial  statements  have been included herein as required by the rules  of  the  Securities  and  Exchange  Commission and are provided for
comparative purposes only.    The  PEI  unaudited  pro  forma  financial statements do not purport to be indicative of the results which  would have been obtained if the Sale of the
Water Business had been effected on the  date  or dates indicated or which may be obtained in the future.  No pro forma adjustment  has been made to reflect any interest income that may be earned on the Initial Cash Payment.
































                                   Page 4 of 15 Pages
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

                          PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

                       Unaudited Pro Forma Consolidated Statement of Income
                           for the Twelve Months Ended December 31, 1994

                                                            Adjustments        Pro Forma
                                          Before Sale       to Reflect         After Sale
                                           of Water        Sale of Water        of Water
                                           Business         Business (1)        Business
                                        (In thousands of dollars, except per share amounts)
OPERATING REVENUES                        $   167,992      $           -       $  167,992
  Cost of gas                                  98,653                  -           98,653
OPERATING MARGIN                               69,339                  -           69,339

OTHER OPERATING EXPENSES
  Operation                                    22,652                  -           22,652
  Maintenance                                   4,436                  -            4,436
  Depreciation                                  6,667                  -            6,667
  Income taxes                                  4,290              1,640  (2)       5,930
  Taxes other than income taxes                10,807                  -           10,807
     Total other operating expenses            48,852              1,640           50,492

OPERATING INCOME                               20,487             (1,640)          18,847

OTHER INCOME, NET                                 258                226  (3)         484

INCOME BEFORE INTEREST CHARGES                 20,745             (1,414)          19,331

INTEREST CHARGES:
  Interest on long-term debt                   12,591             (3,839) (2)       8,752
  Other interest                                1,223                  8  (2)       1,231
  Allowance for borrowed funds used
    during construction                           (21)                 -              (21)
     Total interest charges                    13,793             (3,831)           9,962

INCOME FROM CONTINUING OPERATIONS
  BEFORE SUBSIDIARY'S PREFERRED STOCK
  DIVIDENDS                                     6,952              2,417            9,369

SUBSIDIARY'S PREFERRED STOCK DIVIDENDS          4,639             (4,224) (4)         415

INCOME FROM CONTINUING OPERATIONS
  APPLICABLE TO COMMON STOCK              $     2,313      $       6,641       $    8,954

COMMON STOCK
  Earnings per share of common stock
    from continuing operations:
      Before premium on redemption of
        subsidiary's preferred stock      $       .43                          $     2.59
      Premium on redemption of
        subsidiary's preferred stock             (.18)                                  - (5)
      Earnings per share of common
        stock from continuing operations  $       .25                          $     2.59

  Weighted average number of shares
    outstanding                             5,456,568         (2,000,000) (6)   3,456,568


                                   Page 5 of 15 Pages
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

                      PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

               Notes to Unaudited Pro Forma Consolidated Statement of Income
                       for the Twelve Months Ended December 31, 1994

(1)  Adjustments reflect the Sale of the  Water  Business  as  if it had taken place at the beginning of the period.
(2)  Represents the adjustments to  interest  on  long-term  debt  and amortization of debt expense, and the related  income  tax  effect,  necessary  to  reflect the interest on indebtedness, including $15.4 million of bank  borrowings utilized to redeem the $15.0 million principal amount of PGE's  8.90%  Cumulative Preferred Stock and $15.5 million of bank borrowings utilized  to  redeem  the  $15.0  million principal amount of PGE's
     9.50% Cumulative Preferred Stock, outstanding  after  (a) application of proceeds from the Sale of the Water Business  to  (i)  repay  the Bridge Loan, the proceeds of which were used to redeem the  $50.0  million  principal  amount of PGE's 9.57% Series First
     Mortgage Bonds on October  13,  1995,  and  (ii)  defease  the $30.0 million principal amount of the 10.125% Senior Notes and  (b) the redemption in connection with the Sale of the Water Business and pursuant to annual sinking fund requirements of $3.7 million principal amount of PGE's 8% Series First  Mortgage Bonds outstanding as of January 1,
     1994.  The adjustments to interest on long-term debt may be summarized as follows:

                                                                    (Thousands of dollars)
     Interest on long-term debt for the
       twelve months ended December 31, 1994:
         Allocated to continuing operations,
           as per accompanying unaudited pro forma
           consolidated statement of income                                       $ 12,591
         Allocated to discontinued operations                                       12,309
                                                                                    24,900

     Deduct:
       Interest on debt assumed by PAWC                             $  9,347
       Interest on debt redeemed, repaid or
         to be defeased in connection with
         the Sale of the Water Business
           9.57% Series First Mortgage Bonds*                          4,785
           10.125% Senior Notes                                        3,038
           8% Series First Mortgage Bonds                                290       (17,460)

     Add:
       Interest on bank borrowings to reflect the
         redemption of $15.0 million principal of PGE's
         8.90% Cumulative Preferred Stock and the
         payment of a $445,500 premium in connection
         therewith as if it occurred at the beginning of
         the period instead of December 16, 1994                         780
       Interest on bank borrowings to reflect the
         redemption of $15.0 million principal of PGE's
         9.50% Cumulative Preferred Stock and the
         payment of a $534,375 premium in connection
         therewith as if it occurred at the beginning of
         the period instead of May 31, 1994                              341
       Interest on PGE's bank borrowings to reflect the
         redemption of PGE's 8% Series First Mortgage
         Bonds as if it occurred at the beginning of
         the period                                                      191         1,312

     Pro forma interest on long-term debt,
       as per accompanying unaudited pro forma
       consolidated statement of income                                           $  8,752


                                   Page 6 of 15 Pages
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
     *  The Bridge Loan  that  PGE  utilized  for  redemption  of  the  9.57% Series First
        Mortgage Bonds on October 13, 1995,  has  not been reflected in this summary since it had no effect on the net adjustment to interest on long-term debt.
























































                                   Page 7 of 15 Pages

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
(3)  Represents elimination of  the  amortization  of  capital  stock  expense, net of the related tax effect, relative to PGE's  9.50% Cumulative Preferred Stock ($90,000) and
     PGE's 8.90% Cumulative Preferred Stock ($136,000).
(4)  Represents elimination of preferred stock  dividends  of  (i) $2.0 million to reflect the repurchase  of  225,000  shares  of  PGE's  9%  Cumulative  Preferred Stock, (ii)
     $328,000 to  reflect  the  repurchase  of  80,000  shares  of  PGE's 4.10% Cumulative
     Preferred Stock, (iii) $591,000 on the  $15.0 million principal amount of PGE's 9.50%
     Cumulative Preferred Stock  from  January  1,  1994  to  May  31,  1994,  the date of redemption of such stock and (iv) $1.3  million on the $15.0 million principal amount of PGE's 8.90% Cumulative Preferred Stock from  January 1, 1994 to December 16, 1994, the date of redemption of such stock.
(5)  Reflects elimination of the  premiums  on  the  redemption  of PGE's 8.90% Cumulative
     Preferred Stock ($445,500) and 9.50%  Cumulative  Preferred Stock ($534,375) from the calculation of the earnings per share of PEI Common Stock.
(6)  Represents the reduction in the  number  of  shares of PEI's Common Stock outstanding resulting from the application of the proceeds from the Sale of the Water Business to repurchase 2,000,000 shares of PEI's Common  Stock  at an average price of $38.00 per share.









































                                   Page 8 of 15 Pages
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

                          PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

                       Unaudited Pro Forma Consolidated Statement of Income
                           for the Nine Months Ended September 30, 1995

                                                              Adjustments        Pro Forma
                                            Before Sale       to Reflect         After Sale
                                             of Water        Sale of Water        of Water
                                             Business         Business (1)        Business
                                          (In thousands of dollars, except per share amounts)
OPERATING REVENUES                          $   105,540      $           -       $  105,540
  Cost of gas                                    59,147                  -           59,147
OPERATING MARGIN                                 46,393                  -           46,393

OTHER OPERATING EXPENSES
  Operation                                      16,342                  -           16,342
  Maintenance                                     3,732                  -            3,732
  Depreciation                                    5,361                  -            5,361
  Income taxes                                      447              1,402  (2)       1,849
  Taxes other than income taxes                   7,934                  -            7,934
     Total other operating expenses              33,816              1,402           35,218

OPERATING INCOME                                 12,577             (1,402)          11,175

OTHER INCOME, NET                                   550                  -              550

INCOME BEFORE INTEREST CHARGES                   13,127             (1,402)          11,725

INTEREST CHARGES:
  Interest on long-term debt                     10,232             (3,356) (2)       6,876
  Other interest                                  1,485                (22) (2)       1,463
  Allowance for borrowed funds used
    during construction                             (40)                 -              (40)
     Total interest charges                      11,677             (3,378)           8,299

INCOME FROM CONTINUING OPERATIONS
  BEFORE SUBSIDIARY'S PREFERRED STOCK
  DIVIDENDS                                       1,450              1,976            3,426

SUBSIDIARY'S PREFERRED STOCK DIVIDENDS            2,073             (1,765) (3)         308

INCOME FROM CONTINUING OPERATIONS
  APPLICABLE TO COMMON STOCK                $      (623)     $       3,741       $    3,118

COMMON STOCK:
  Earnings per share of common stock from
    continuing operations                   $      (.11)                         $      .84

  Weighted average number of shares
    outstanding                               5,715,294         (2,000,000) (4)   3,715,294







                                   Page 9 of 15 Pages
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

                     PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

              Notes to Unaudited Pro Forma Consolidated Statement of Income
                       for the Nine Months Ended September 30, 1995

(1)  Adjustments reflect the Sale of the Water  Business  as  if it had taken place at the beginning of the period.
(2)  Represents the adjustments to  interest  on  long-term  debt and amortization of debt expense, and the related  income  tax  effect,  necessary  to reflect the interest on indebtedness outstanding during the period after (a) application of proceeds from the
     Sale of the Water Business to (i)  repay  the Bridge Loan, the proceeds of which were used to redeem  the  $50.0  million  principal  amount  of  PGE's  9.57% Series First
     Mortgage Bonds on October  13,  1995,  and  (ii)  defease the $30.0 million principal amount of the 10.125% Senior Notes and (b) the redemption in connection with the Sale of the Water  Business  and  pursuant  to  annual  sinking  fund requirements of $3.5 million principal amount of PGE's  8%  Series  First Mortgage Bonds outstanding as of
     January 1, 1995.  The adjustments to  interest on long-term debt may be summarized as follows:

                                                                    (Thousands of dollars)
     Interest on long-term debt for the
       nine months ended September 30, 1995:
         Allocated to continuing operations,
           as per accompanying unaudited pro forma
           consolidated statement of income                                       $ 10,232
         Allocated to discontinued operations                                        9,679
                                                                                    19,911

     Deduct:
       Interest on debt assumed by PAWC                             $  7,141
       Interest on debt redeemed, repaid or
         to be defeased in connection with
         the Sale of the Water Business
           9.57% Series First Mortgage Bonds*                          3,589
           10.125% Senior Notes                                        2,278
           8% Series First Mortgage Bonds                                147       (13,155)

     Add:
       Interest on PGE's bank borrowings to
         reflect the redemption of PGE's
         8% Series First Mortgage Bonds as if
         it occurred at the beginning of the
         period                                                                        120

     Pro forma interest on long-term debt,
       as per accompanying unaudited pro forma
       consolidated statement of income                                           $  6,876

     *  The Bridge Loan  that  PGE  utilized  for  redemption  of  the  9.57% Series First
        Mortgage Bonds on October 13, 1995,  has  not been reflected in this summary since it had no effect on the net adjustment to interest on long-term debt.

(3)  Represents elimination of preferred  stock  dividends  of  $1,519,000 and $246,000 to reflect the repurchase of 225,000 shares  of  PGE's 9% Cumulative Preferred Stock and
     80,000 shares of PGE's 4.10%  Cumulative Preferred Stock, respectively, with proceeds from the Sale of the Water Business.
(4)  Represents the reduction in the  number  of  shares of PEI's Common Stock outstanding resulting from the application of the proceeds from the Sale of the Water Business to repurchase 2,000,000 shares of PEI's Common  Stock  at an average price of $38.00 per share.

                                   Page 10 of 15 Pages
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                          PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

                          Unaudited Pro Forma Consolidated Balance Sheet
                                     as of September 30, 1995

                                                              Adjustments        Pro Forma
                                            Before Sale       to Reflect         After Sale
                                             of Water        Sale of Water        of Water
                                             Business         Business (1)        Business
                                                       (In thousands of dollars)
ASSETS
UTILITY PLANT:
  At original cost, less acquisition
    adjustments of $386,000                 $   293,279      $           -       $  293,279
  Accumulated depreciation                      (76,680)                 -          (76,680)
                                                216,599                  -          216,599

OTHER PROPERTY AND INVESTMENTS                    4,393                  -            4,393

CURRENT ASSETS:
  Cash and cash equivalents                         762            256,291  (2a)
                                                                   (55,050) (2c)
                                                                  (201,241) (3)
                                                                     1,500  (3d)
                                                                     6,100  (3i)      8,362

  Accounts receivable-
    Customers                                     8,118                  -            8,118
    Others                                          513                  -              513
    Reserve for uncollectible accounts           (1,086)                 -           (1,086)
  Accrued utility revenues                        1,573                  -            1,573
  Materials and supplies, at average cost         2,955                  -            2,955
  Gas held by suppliers, at average cost         20,155                  -           20,155
  Natural gas transition costs collectible        4,350                  -            4,350
  Prepaid expenses and other                      5,308                  -            5,308
                                                 42,648              7,600           50,248

DEFERRED CHARGES:
  Regulatory assets -
    Deferred taxes collectible                   30,174                  -           30,174
    Natural gas transition costs collectible      1,668                  -            1,668
    Other                                         3,062                  -            3,062
  Unamortized debt expense                        2,950               (169) (5)       2,781
  Other                                           3,218                  -            3,218
                                                 41,072               (169)          40,903






NET ASSETS OF DISCONTINUED OPERATIONS           195,595           (195,595) (2e)          -





TOTAL ASSETS                                $   500,307      $    (188,164)      $  312,143

                                   Page 11 of 15 Pages
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

                          PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

                          Unaudited Pro Forma Consolidated Balance Sheet
                                     as of September 30, 1995

                                                              Adjustments        Pro Forma
                                            Before Sale       to Reflect         After Sale
                                             of Water        Sale of Water        of Water
                                             Business         Business (1)        Business
                                                       (In thousands of dollars)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common shareholders' investment           $   161,632      $        (854) (2b) $
                                                                   (76,000) (3a)
                                                                    (1,800) (3b)
                                                                     4,000  (3c)
                                                                    (2,750) (3e)
                                                                      (722) (4)
                                                                       (99) (5)
                                                                       (65) (6)
                                                                      (469) (7)      82,873
  Preferred stock-
    Not subject to mandatory redemption, net     33,615            (22,500) (3b)
                                                                    (8,000) (3c)
                                                                     1,247  (4)       4,362
    Subject to mandatory redemption               1,680                  -            1,680
  Long-term debt                                154,900            (30,000) (3d)
                                                                   (50,000) (3f)
                                                                       100  (6)      75,000
                                                351,827           (187,912)         163,915

CURRENT LIABILITIES:
  Current portion of long-term debt and
    preferred stock subject to mandatory
    redemption                                   57,491                  -           57,491
  Note payable to bank                            5,000                  -            5,000
  Accounts payable                               14,049                  -           14,049
  Deferred cost of gas and suppliers
    refunds, net                                  2,468                  -            2,468
  Accrued general business and realty taxes         703                  -              703
  Accrued income taxes                              531               (525) (4)
                                                                       (70) (5)
                                                                       (35) (6)         (99)
  Accrued interest                                2,382                  -            2,382
  Accrued natural gas transition costs            2,158                  -            2,158
  Other                                           2,225              6,500  (2d)
                                                                    (7,682) (3g)
                                                                       780  (7)       1,823
                                                 87,007             (1,032)          85,975

DEFERRED CREDITS:
  Deferred income taxes                          47,861              1,091  (3h)
                                                                      (311) (7)      48,641
  Accrued natural gas transition costs            1,631                  -            1,631
  Unamortized investment tax credits              4,982                  -            4,982
  Operating reserves                              2,236                  -            2,236
  Other                                           4,763                  -            4,763
                                                 61,473                780           62,253

TOTAL CAPITALIZATION AND LIABILITIES        $   500,307      $    (188,164)      $  312,143

                                   Page 12 of 15 Pages
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

                     PENNSYLVANIA ENTERPRISES, INC. AND SUBSIDIARIES

                 Notes to Unaudited Pro Forma Consolidated Balance Sheet
                                 as of September 30, 1995
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
(1)  Adjustments reflect the Sale of the Water Business as if it had taken place as of the date of the balance sheet.
(2)  Represents (a) receipt of cash proceeds of  $256.3 million from the Sale of the Water
     Business, (b) elimination from  common  shareholders'  investment  of the $854,000 of estimated income from PGE's water operations  during the period from October 1, 1995, to December 31, 1995 (the estimated  closing  date  as of September 30, 1995, for the
     Sale of the Water Business),  that  was  reflected  as  of  September 30, 1995, as an offset against the estimated loss on the  Sale  of the Water Business, (c) payment of the estimated federal and state income tax  liability of $55.1 million on the Sale of the Water Business, (d) recording of  the  $6.5 million premium of the purchase price over the book value of  the  assets  acquired  by  PAWC  as a credit to other current liabilities, the account to which  it  was  charged  as  of September 30, 1995, as an offset against the liability for  the  estimated  expenses  on  the Sale of the Water
     Business and (e)  elimination  of  the  $195.6  million  of  net  assets of the Water
     Business.
(3)  Reflects the application of  the  proceeds  from  the  Sale  of the Water Business of
     $201.2 million, after the  payment  of  the  estimated  federal  and state income tax liability of $55.1 million  on  the  Sale  of  the  Water  Business, in the following manner: (a) the  repurchase  (for  an  aggregate  consideration  of $76.0 million) of
     2,000,000 shares of PEI's Common Stock at  an  average price of $38.00 per share, (b)
     the repurchase (for an aggregate consideration of $24.3 million) of 225,000 shares of
     PGE's 9% Cumulative Preferred Stock (having an aggregate book value of $22.5 million)
     at a price of $108.00 per share,  which  includes  a premium of $8.00 per share ($1.8 million in the aggregate), (c) the repurchase (for an aggregate consideration of $4.0 million) of 80,000  shares  of  PGE's  4.10%  Cumulative  Preferred  Stock (having an aggregate book value of $8.0 million) at  a price of $50.00 per share, which reflects a $4.0 million  aggregate  ($50.00  per  share)  discount  from  book  value, (d) the defeasance of the $30.0 million principal  amount  of PEI's 10.125% Senior Notes at a total cost of $31.5 million, (e) payment  of $2.8 million of costs in connection with the repurchase of shares of PEI's common  stock and PGE's preferred stock (which will vary depending on the number of shares  repurchased), (f) the repayment of the Bridge
     Loan, the proceeds of which  were  used  to  redeem $50.0 million principal amount of
     PGE's 9.57% Series First Mortgage  Bonds  on  October  13,  1995, (g) payment of $7.7 million of  transaction  costs  relative  to  the  Sale  of  the  Water Business, (h)
     recording of the $1.1 million  net  tax  benefit resulting from transaction costs and the premium over book value on the Sale of the Water Business and (i) the addition of the remaining proceeds of $6.1 million to the cash accounts of PEI ($5.8 million) and
     PGE ($350,000).
(4)  Reflects the write-off of $1.2 million ($722,000 after related income tax benefits of
     $525,000) of issuance costs relative  to  the  225,000  shares of PGE's 9% Cumulative
     Preferred Stock which PGE intends to  repurchase  with  proceeds from the Sale of the
     Water Business.
(5)  Reflects the write-off of  $169,000  ($99,000  after  related  income tax benefits of
     $70,000) of issuance costs relating to  PGE's 9.57% Series First Mortgage Bonds which
     PGE redeemed on October 13, 1995, with proceeds from the Bridge Loan.
(6)  Reflects the write-off of  $100,000  ($65,000  after  related  income tax benefits of
     $35,000) of the unamortized discount on the  10.125% Senior Notes, which PEI plans to defease with proceeds from the Sale of the Water Business.
(7)  Reflects the recording of  $780,000  ($469,000  after  related income tax benefits of
     $311,000) of additional transaction costs relative to the Sale of the Water Business, which were not reflected on the balance sheet of PEI as of September 30, 1995.


                                   Page 13 of 15 Pages

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

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits
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
              Asset Purchase Agreement, dated as  of  April 26, 1995, among PGE, PEI,
              PAWC and AWWC was filed  as  Exhibit  2-1  to Pennsylvania Gas and Water
              Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995, File No. 1-3490, and is incorporated herein by reference.



















































                                   Page 14 of 15 Pages
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

                                      SIGNATURE
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
         Pursuant to the requirements  of  the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 28, 1996                        PENNSYLVANIA ENTERPRISES, INC.


                                                 By:     /s/ John F. Kell, Jr.
                                                     Name:   John F. Kell, Jr.
                                                     Title:  Vice President, Finance















































                                   Page 15 of 15 Pages
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

                                  Index to Exhibits


Exhibit No.                               Description
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
   2-1      Asset Purchase Agreement, dated as  of April 26, 1995, among Pennsylvania
            Gas and  Water  Company,  Pennsylvania  Enterprises,  Inc., Pennsylvania-
            American Water Company and American  Water  Works Company, Inc., filed as
            Exhibit 2-1 to Pennsylvania Gas and Water Company's Quarterly Report on Form
            10-Q for the quarter ended March 31, 1995, File No. 1-3490.

















































                                   Page 16 of 15 Pages
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